                              NINTH AMENDMENT TO
                               CREDIT AGREEMENT


      This NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of
                                                      ---------
March 22, 1996, is among PURINA MILLS, INC., a Delaware corporation and successor by merger to PMI Acquisition Corporation (the "Borrower"), the
                                                         --------
financial institutions listed on the signature pages hereof (collectively, the "Lenders" and individually, a "Lender"), TEXAS COMMERCE BANK NATIONAL
     -------                       ------
ASSOCIATION, a national banking association ("TCB"), in its capacity as
                                              ---
administrative and syndication agent (in such capacity, the "Agent") for the
                                                             -----
Lenders hereunder, and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CIT"), in its capacity as collateral agent (in such capacity,
              ---
the "Collateral Agent") for the Lenders hereunder.
     ----------------

      PRELIMINARY STATEMENT. The Borrower, the Lenders, the Agent, and the Collateral Agent are parties to the Credit Agreement dated as of September 27, 1993, as amended by the First Amendment to Credit Agreement dated as of December 1, 1993, the Second Amendment to Credit Agreement dated as of March 31, 1994, the Third Amendment to Credit Agreement dated as of April 21, 1994, the Fourth Amendment to Credit Agreement dated as of November 15, 1994, the Fifth Amendment to Credit Agreement dated as of January 10, 1995, the Sixth Amendment to Credit Agreement dated March 15, 1995 to be effective as of January 31, 1995, the Seventh Amendment to Credit Agreement dated as of March 15, 1995 and the Eighth Amendment to Credit Agreement dated as of May 31, 1995 (as so amended, the "Credit Agreement"; capitalized terms used herein
                          ----------------
and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement) and each of PM Holdings Corporation, a Delaware corporation, Carolina Agri-Products, Inc., a Delaware corporation, Coastal Ag-Development, Inc., a North Carolina corporation, PMI Feeds, Inc., a Delaware corporation, PMI Nutrition, Inc., a Delaware corporation, Purina Livestock Management Services, Inc., a Texas corporation, Cole Grain Company, Inc. (formerly known as Spartan Grain & Feed Co.), a Delaware corporation, and Earth City Resources, Inc., a Delaware corporation have guaranteed the obligations of the Borrower under the Credit Agreement and the Notes pursuant to Guaranty Agreements each dated as of September 27, 1993 and as may be amended from time to time and Golden Sun Feeds, Inc., a Delaware corporation, and Golden Sun Finance, Inc., a Delaware corporation have guaranteed the obligations of the Borrower under the Credit Agreement and the Notes pursuant to Guaranty Agreements each dated as of March 15, 1995 and as may be amended from time to time (all such foregoing corporations entering into such guaranty agreements collectively hereinafter called, the "Guarantors")
                                                          ----------

      The Borrower has requested that the Lenders make the changes to the Credit Agreement set forth in this Amendment. The Lenders have consented to such requests, subject to the terms and conditions of this Amendment.

I.          SECTION 1   Amendment of the Credit Agreement.
                        ---------------------------------

      (a) Section 1.1 of the Credit Agreement is hereby amended by restating the definition for the defined term "Net Worth" to read in its entirety as follows:

            "Net Worth" shall mean, at any date of determination, an amount
             ---------
      equal to (a) the total assets of the Borrower and its
      Subsidiaries determined in accordance with GAAP on a
      consolidated basis, minus (b) total liabilities of the Borrower
                          -----
      and its Subsidiaries determined in accordance with GAAP on a consolidated basis as of the date of determination, in each case after eliminating all intercompany transactions, and excluding any obligation of the Borrower to repurchase shares of Holdings Common Stock distributed to participants through the ESOP, such stock being excluded from "Stockholders' Equity" under GAAP.

      (b) Section 1.1 of the Credit Agreement is hereby amended by the addition of the following defined terms:

            "Cover" means the aggregate payments made by the Borrower (i) as
             -----
      payments against drawings under Letters of Credit which have not then been reimbursed pursuant to Section 2.3(e) hereof, and
      (ii) when all such drawings have been repaid, as payments into a collateral account maintained by the Administrative Agent to secure the undrawn and unexpired amount of outstanding Letters of Credit, which aggregate payments shall not be greater than an amount equal to the lesser of (x) the amount of any prepayments required pursuant to Section 4.3(c) and (y) the aggregate undrawn and unexpired amount under all outstanding
      Letters of Credit; provided that such Cover shall be returned to the Borrower to the extent that the lesser of the Borrowing
      Base or the Revolving Credit Commitments is available to satisfy amounts available for drawings under outstanding
      Letters of Credit from time to time.

      (c) Section 2.3(a) is hereby amended by deleting the number 25,000,000 from such Section and replacing it with the number 42,000,000.

      (d) Section 4.3(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

            If at any time the aggregate outstanding principal balance of the Revolving Credit Loans plus the Letter of Credit Obligations
                             ----
      exceeds an amount equal to the lesser of the Borrowing Base or the Revolving Credit Commitments at such time, then the
      Borrower shall immediately pay to the Administrative Agent the amount of such excess to be applied (i) as a prepayment of the
      Revolving Credit Loans outstanding and (ii)
      after payment in full of the Revolving Credit Loans, as Cover for the Letter of Credit Obligations in an amount of such remaining excess. Any such prepayment on the Revolving Credit Loans or Cover under this
      Section 4.3(c) shall be due and payable at such time when (x) the sum of the aggregate principal balance of the Revolving Credit Loans plus the
                                                                    ----
      Letter of Credit Obligations is greater than the lesser of the Borrowing Base and the Revolving Credit Commitments or (y) the Revolving Credit Commitments are terminated hereunder. If at any time the aggregate outstanding principal balance of the Swing Loans exceeds $5,000,000, then the Borrower shall immediately pay to the Administrative Agent the amount of such excess as a prepayment on the Swing Loans. All such prepayments made shall be applied to the prepayment of the Revolving Credit Loans or the Swing Loans, as applicable, ratably among the Lenders.

      (e) Section 8.21(b) is hereby amended and restated to read in its entirety as follows:

            (b)   Schedule 8.21 includes a complete and correct list, as of
                  -------------
      March 22, 1996, of all Subsidiaries of Holdings and the
      Borrower and all other entities in which either Holdings
      or the Borrower holds, directly or indirectly, any
      beneficial interest (including, without limitation, stock, partnership or joint venture interest, or other
      securities), showing the jurisdiction of their
      incorporation or organization and the percentage of the
      outstanding shares of each class of capital stock (or
      other equivalent interest) owned, directly or indirectly,
      by Holdings or the Borrower.  Except as disclosed in
      Schedule 8.21 and except for Liens created by the Security
      -------------
      Documents, Holdings or the Borrower, as the case may be,
      owns directly or indirectly, free and clear of all Liens
      or restrictions on transferability or voting, the
      percentage of outstanding shares of the Subsidiaries or
      other entities as shown on Schedule 8.21 and all such
                                 -------------
      shares are duly authorized, validly issued, fully paid and non-assessable.  Except as disclosed on Schedule 8.21,
                                              -------------
      there are no outstanding rights, warrants, options, contracts, commitments, conversion rights or similar agreements or understandings of any kind to which any of Holdings, the Borrower or its Subsidiaries is a party entitling any Person to purchase or otherwise acquire (i) any shares of the capital stock of any such Subsidiary or
      (ii) any securities convertible into or exchangeable for any shares of such capital stock. No securities are outstanding which are convertible into or exchangeable for any shares of capital stock of any Subsidiary of either of Holdings or the Borrower.

      (f) The last sentence of Section 10.3 of the Credit Agreement is hereby amended by inserting immediately prior to the period at the end of such sentence the following proviso:

      "; provided, however, that the Borrower and any Subsidiary of the
         --------  -------
      Borrower shall not be required to maintain its separate corporate existence in connection with any merger or consolidation or liquidation which is permitted by Section 11.6."

      (g) The first sentence of Section 10.7 of the Credit Agreement is hereby amended by inserting immediately prior to the period at the end of such sentence the following proviso:

      "; provided, further, however, that the Borrower and any Subsidiary of
         --------  ------   -------
      the Borrower shall not be required to maintain its separate corporate existence in connection with any merger or consolidation or liquidation which is permitted by Section 11.6."

      (h) Section 11.2 of the Credit Agreement is hereby amended by (i) retaining the Section 11.2(k) added by the Fourth Amendment, and (ii) renumbering the Section 11.2(k) added by the Seventh Amendment to become
Section 11.2(l), so that Section 11.2(k) and Section 11.2(l) of the Credit Agreement shall read in their entirety as follows:

            (k) Liens on assets of the Non-Recourse Subsidiaries or any Subsidiary of a Non-Recourse Subsidiary to secure Indebtedness of Non-Recourse Subsidiaries permitted under Section 11.1(i); and

            (l) Lien on or security interests in accounts in which the Borrower has an interest, which accounts have been established pursuant to the terms of a trust indenture in connection with the issuance of tax-exempt industrial revenue bonds as permitted by
      Section 11.23.

      (i) Section 11.3 of the Credit Agreement is hereby amended by (i) deleting Section 11.3(k) that was added pursuant to the Seventh Amendment,
(ii) retaining the Section 11.3(k) added pursuant to the Eighth Amendment, and (iii) amending and restating Section 11.3(g) to read in its entirety as follows:

            (g) Capital contributions existing on March 22, 1996, in the Subsidiaries of the Borrower and other entities listed on Schedule
      8.21 and capital contributions in such Subsidiaries which will be used by such Subsidiaries for Additional Capital Expenditures permitted under Section 11.7 of this Agreement;

      (j) Section 11.5 of the Credit Agreement is hereby amended by (i) inserting the phrase "the Borrower or any of its Subsidiaries may make" at the beginning of Section 11.5(d) immediately before the word "sales"; (ii) replacing the period at the end of Section 11.5(d) with "; and" and (ii) adding a new Section 11.5(e) to read in its entirety as follows:

            "(e) the Borrower or any of its Subsidiaries may make dispositions of Investments consisting of capital shares of stock, other equity securities or interests of any Subsidiary which is a sale, assignment, pledge, encumbrance or disposal permitted by
      Section 11.22."

      (k) clause (e) of the proviso to Section 14.2 of the Credit Agreement is hereby amended by inserting after the phrase "any Collateral sold" in the parenthetical thereof the phrase "or released".

      (l) Subsection 8.21(b) of Schedule 8.21 to the Credit Agreement is hereby amended and restated in its entirety by Schedule 8.21(b) attached hereto.

I.          SECTION 2   Conditions of Effectiveness.  This Amendment shall
                        ---------------------------
become effective if, and only if, the Borrower, the Guarantors and the Lenders (in accordance with Section 14.2 of the Credit Agreement) shall have executed and delivered to the Agent a counterpart of this Amendment or evidence satisfactory to the Agent of such execution thereof.

I.          SECTION 3   Consent to Merger; Exchange of Securities.  Each Lender
                        -----------------------------------------
party hereto hereby (a) consents to, and waives 30 days prior written notice of, the mergers of Golden Sun Acquisition Company ("GSA") and Golden Sun Farm
                                                    ---
Services, Inc. ("GSFS") into Golden Sun Feeds, Inc. ("Feeds") and (b)
                 ----                                 -----
authorizes the Collateral Agent to take all actions consistent with respect to each such merger, including, without limitation, amending the Security Documents (i) to encumber the stock of Feeds issued to the Borrower, (ii) to recognize the retirement of the stock of GSA and GSFS, and (iii) to deliver all such retired GSA stock and GSFS stock to the Borrower upon the delivery to the Collateral Agent of amendments, stock power(s) and stock certificate(s) of Feeds, each in form and substance reasonably satisfactory to the Collateral Agent.

      SECTION 4.  Representations and Warranties True; No Default or Event of
                  -----------------------------------------------------------
Default.  By its execution and delivery hereof, the Borrower represents and
-------
warrants that, as of the date hereof after giving effect to this Amendment,
(a) the representations and warranties contained in the Credit Agreement to be made by it are true and correct on and as of the date hereof as though made on and as of such date (except for those Sections or parts thereof that, by their terms, relate to a specified date), (b) no Default or Event of Default exists, and (c) no material adverse change shall have occurred with respect to the financial condition, business, operations or reasonably foreseeable prospects of the Borrower and its Subsidiaries taken as a whole, or of the Borrower on an individual basis, since December 31, 1994.

      SECTION 5.  Reference to the Credit Agreement.  Upon the effectiveness
                  ---------------------------------
of this Amendment, on and after the date hereof each reference in the Credit Agreement, the Notes or the Security Documents to "the Credit Agreement," "this Agreement,"

"hereunder," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

      SECTION 6.  Ratification of Credit Agreement.  Except as expressly
                  --------------------------------
affected by the provisions set forth herein, the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified and confirmed by the Borrower. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, the Notes, the Security Documents, or any other Loan Document, nor constitute a waiver of any other provision of the Credit Agreement.

      SECTION 7.  Further Assurances.  Each of the Borrower and the
                  ------------------
Guarantors agrees to do, execute, acknowledge and deliver all and every such further acts and instruments as the Agent may request for the better assuring and confirming unto the Agent and the Lenders all and singular the rights granted or intended to be granted hereby or hereunder.

      SECTION 8.  Costs and Expenses.  Pursuant to Section 14.3 of the Credit
                  ------------------
Agreement, the Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Credit Agreement, as hereby amended). In addition, the Borrower shall pay all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery of this Amendment, and agrees to save the holder of each Note harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

      SECTION 9.  Counterparts.  This Amendment may be executed in one or
                  ------------
more counterparts, each of which shall constitute an original but when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be equally effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of a signature page of this Amendment by telecopier shall thereafter also promptly deliver a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

      SECTION 10.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                   -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE BINDING UPON THE BORROWER, THE AGENT, THE LENDERS, THE ISSUING LENDERS, THE COLLATERAL AGENT, THE GUARANTORS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

      SECTION 11.  FINAL AGREEMENT.  THE WRITTEN CREDIT AGREEMENT, AS AMENDED
                   ---------------
BY THIS AMENDMENT, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH AND HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE BORROWER AND THE GUARANTORS, ON ONE HAND, AND THE AGENT, THE LENDERS, THE ISSUING LENDERS AND THE COLLATERAL AGENT, ON THE OTHER HAND.

      IN WITNESS WHEREOF, the parties hereof, by their offices duly authorized have executed this Amendment as of the date first written above.

                                    PURINA MILLS, INC.,
                                    as Borrower


                                    By:---------------------------------------
                                          Ian R. Alexander
                                          Executive Vice President and
                                          Chief Financial Officer


                                    TEXAS COMMERCE BANK NATIONAL
                                    ASSOCIATION, Individually and as Agent


                                    By:---------------------------------------
                                    ------------------------------------------
                                    ------------------------------------------



                                    THE CIT GROUP/BUSINESS CREDIT, INC.,
                                    Individually and as Collateral Agent


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------

                                    ABN AMRO BANK, N.V.


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    BANQUE PARIBAS


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    BANK OF SCOTLAND


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------

                                    THE BANK OF NOVA SCOTIA


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    FBS AG CREDIT, INC.


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    HELLER FINANCIAL, INC.


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------

                                    THE LONG-TERM CREDIT BANK OF JAPAN,
                                    LIMITED, NEW YORK BRANCH


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    MERCANTILE BANK OF ST. LOUIS
                                    NATIONAL ASSOCIATION


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    NATIONAL WESTMINSTER BANK, PLC NEW YORK
                                    AND/OR NASSAU BRANCHES


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------

      Each of the undersigned, in its capacity as a Guarantor, hereby consents to the terms and conditions set forth in this Amendment, and hereby acknowledges the joint and several nature of and ratifies and confirms its obligations under its Guaranty of the obligations of the Borrower under and in connection with the Credit Agreement, as amended by this Amendment, and under the other Security Documents to which it is a party.

PM HOLDINGS CORPORATION


By:------------------------------------------
      Ian R. Alexander
      Executive Vice President and Chief
      Financial Officer

CAROLINA AGRI-PRODUCTS, INC.


By:------------------------------------------
      Ian R. Alexander
      Vice President

COASTAL AG-DEVELOPMENT, INC.


By:------------------------------------------
      Ian R. Alexander
      Vice President

PMI FEEDS, INC.


By:------------------------------------------
      Ian R. Alexander
      Vice President

PMI NUTRITION, INC.


By:------------------------------------------
      Ian R. Alexander
      Vice President

PURINA LIVESTOCK MANAGEMENT SERVICES, INC.


By:------------------------------------------
      August F. Ottinger
      Treasurer

COLE GRAIN COMPANY, INC.


By:------------------------------------------
      Ian R. Alexander
      Vice President

EARTH CITY RESOURCES, INC.


By:------------------------------------------
      Ian R. Alexander
      Vice President

GOLDEN SUN FEEDS, INC.


By:------------------------------------------
---------------------------------------------
---------------------------------------------



GOLDEN SUN FINANCE, INC.


By:------------------------------------------
---------------------------------------------
---------------------------------------------
---------------------------------------------

                                Schedule 8.21(b)
                                ----------------
                      to Ninth Amendment to Credit Agreement
                      --------------------------------------

Subsection 8.21 (b)

Subsidiaries of Holdings and the Borrower on March 22, 1996:

      1. Purina Mills, Inc., a Delaware corporation, a wholly-owned entity of Holdings.

      2. Coastal Ag-Development, Inc., a North Carolina corporation, a wholly-owned entity of the Borrower.

      3. Carolina Agri-Products, Inc., a Delaware corporation, a wholly-owned entity of the Borrower.

      4. PMI Feeds, Inc., a Delaware corporation, a wholly-owned entity of the Borrower.

      5. PMI Nutrition, Inc., a Delaware corporation, a wholly-owned entity of the Borrower.

      6. Purina Livestock Management Services, Inc., a Texas corporation, a wholly-owned entity of the Borrower.

      7. Cole Grain Company, Inc., a Delaware corporation, a wholly-owned entity of the Borrower (formerly known as Spartan Grain & Feed Co.).

      8. Earth City Resources, Inc., a Delaware corporation, a wholly-owned entity of the Borrower.

      9. Golden Sun Feeds, Inc., a Delaware corporation, a wholly owned entity of the Borrower.

      10. Golden Sun Finance, Inc., an Iowa corporation, a wholly owned entity of Golden Sun Feeds, Inc.

Other entities in which either Holdings or the Borrower holds, directly or indirectly, any beneficial interest on March 22, 1996:

      (The following documents that are marked with an asterisk ("<F*>") contain restrictions on transferability or voting; provided, however, such restrictions on transferability or voting are not violated by, or all necessary consents or waivers have been obtained from parties to such documents to permit, the Related Transactions.)

      a. American Egg Products, Inc. ("American"), a Georgia corporation - approximately 2.99% owned by the Borrower. The Shareholder Agreement dated May 2, 1989 between American and its shareholders restricts the transfer of its common stock.

      b. Northern Colorado Feed Limited Liability Company ("Northern Colorado"), a Colorado limited liability company - 50% owned by the Borrower. The Northern Colorado Operating Agreement dated effective September 15, 1992, between the Company and Monfort, Inc. provides that a member has a right to purchase the other members' interest upon the event of a change of control. Monfort, Inc. consented to the Acquisition and the Merger.

      c. Eastern Block, Inc. - 50% owned by Carolina Agri-Products, Inc. The Shareholders Agreement dated June 7, 1984 between Carolina Agri-Products, Inc. and Eastern Minerals, Inc. restricts the transfer of the common stock of Eastern Block, Inc.

      d. Joint Venture/Production Risk Agreement dated October 23, 1985 between the Company and Southern Illinois Pullet Sales, Inc. ("SIPS") - 50% owned by the Borrower. This agreement is governed by the laws of the State of Illinois.

      e. Joint Venture/Production Risk Agreement dated September 14, 1987 between the Company and SIPS - 50% owned by the Borrower. This agreement is governed by the laws of the State of Illinois.

      f. Production Risk Agreement dated December 24, 1986, between the Company and John J. Hess II, Inc. ("Hess"), as amended by the Amended Production Participation Agreement dated July 24, 1992, involving the formation of a business venture to raise and sell hogs located at property of York Pork, Inc. in Pennsylvania. The Borrower is entitled to 70% of profits and responsible for 70% of the liabilities from January 1, 1987 through December 31, 1993, to 50% of profits and responsible for 50% of the liabilities from January 1, 1994 through December 31, 1995, and to 40% of profits and responsible for 40% of the liabilities from January 1, 1996 through December 31, 1996.

      g.<F*> Certificate of Limited Partnership made as of November 1, 1987 between Dixie Hog Corporation, Inc., as general partner and the Company, as limited partner. The Company contributed a one half interest in swine as a capital contribution and has contributed 50% of the care, feeding and initial start up costs incurred in connection with the swine. This agreement is governed by the laws of the State of Georgia.

      h.<F*> Agreement dated August 1, 1990 among the Company, Bowman, and
             James Bailey - 30.25% owned by the Borrower, and pertains to the raising of pullets by a third party in a joint venture. This Agreement does not contain a governing law clause.

      i.<F*> Agreement dated March 13, 1991 among the Company, Bowman, and
             Snyder Farms ("Snyder") - 30.25% owned by the Borrower, and pertains to the raising of pullets by a third party in a joint venture. This Agreement does not contain a governing law clause.

      j.<F*> Agreement dated June 12, 1991 among the Company, Bowman, Melhorn
             Sales, Service & Trucking Co. ("Melhorn") and Sandy and James Bailey - 30.25% owned by the Borrower, and pertains to the
             raising of pullets by a third party in a joint venture.   This
             Agreement does not contain a governing law clause.

      k.<F*> Agreement dated April 9, 1992 among the Company, Bowman, Melhorn and Snyder - 30.25% owned by the Borrower, and pertains to the raising of pullets by a third party in a joint venture. This Agreement does not contain a governing law clause.

      l.<F*> Agreement dated December 28, 1992 among the Company, Bowman,
             Melhorn and Gary Miller - 30.25% owned by the Company, and pertains to the raising of pullets by a third party in a joint venture. This Agreement does not contain a governing law clause.

      m.<F*> Joint Venture Agreement dated April 23, 1993 among the Company,
             Melhorn, and Brickland Enterprises, Inc. - 22% owned by the Borrower, and pertains to the raising of pullets by a third party in a joint venture. This agreement is governed by the laws of the State of Maryland.

      n.<F*> Limited Partnership Agreement of Oceanview Farms Limited
             Partnership. Coastal Ag-Development, Inc. acts as a general partner in the partnership formed to acquire, own and manage a swine production facility located in North Carolina. This agreement is governed by the laws of the State of North Carolina.